Akre Focus ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 95.8%		Shares	Value
Capital Markets - 27.3%(a)
Brookfield Corp. - Class A		25,577,500	$1,177,843,875
KKR & Co., Inc.		7,441,500	880,552,695
Moody's Corp.		1,625,303	780,633,031
			2,839,029,601

Commercial Services & Supplies - 2.3%
Copart, Inc. (b)		5,533,193	237,982,631

Consumer Finance - 3.8%
Fair Isaac Corp. (b)		240,000	398,287,200

Financial Services - 22.1%
Mastercard, Inc. - Class A		2,390,701	1,319,643,045
Visa, Inc. - Class A		2,874,437	979,435,663
			2,299,078,708

Hotels, Restaurants & Leisure - 4.0%
Airbnb, Inc. - Class A (b)		3,255,674	411,972,988

Insurance - 1.1%
CCC Intelligent Solutions Holdings, Inc. (b)		12,898,254	112,472,775

Life Sciences Tools & Services - 1.2%
Danaher Corp.		577,081	124,291,706

Real Estate Management & Development - 5.5%
CoStar Group, Inc. (b)		8,323,037	572,708,176

Software - 20.8%
Constellation Software, Inc.		416,720	1,096,678,805
Roper Technologies, Inc.		1,061,150	473,432,072
Topicus.com, Inc. (b)		5,970,000	587,401,519
			2,157,512,396

Specialty Retail - 4.8%
O'Reilly Automotive, Inc. (b)		5,248,976	495,713,293

Textiles, Apparel & Luxury Goods - 2.9%
LVMH Moet Hennessy Louis Vuitton SE		429,539	303,054,303
TOTAL COMMON STOCKS (Cost $3,909,649,404)			9,952,103,777

WARRANTS - 0.0%(c)		Contracts	Value
Software - 0.0%(c)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00 (b)(d)		628,500	0
TOTAL WARRANTS (Cost $0)			0

TOTAL INVESTMENTS - 95.8% (Cost $3,909,649,404)			9,952,103,777
Money Market Deposit Account - 4.3% (e)			445,386,547
Liabilities in Excess of Other Assets - (0.1)%			(6,450,694)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$10,391,039,630
two			–%

Percentages are stated as a percent of net assets.
%
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of October 31, 2025.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.61%.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Akre Focus ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$9,952,103,777	$–	$–	$9,952,103,777
Warrants	–	–	0	0
Total Investments	$9,952,103,777	$–	$0	$9,952,103,777

Refer to the Schedule of Investments for further disaggregation of investment categories.

As of October 31, 2025, the Fund held one level 3 security (Constellation Software, Inc. Warrants) fair valued at $0. There were no purchases, sales or transfers of level 3 assets for the period ended October 31, 2025.

Type of Security	Fair Value at October 31, 2025	Valuation Techniques	Unobservable Input	Input Value(s)
Warrants	$0	Cost Method	N/A	0.00%

The Fund and the Fund’s Valuation Designee under Rule 2a-5 of the Investment Company Act of 1940, oversees valuation techniques.